Biological Assets (Tables)	12 Months Ended
Jul. 31, 2022
Disclosure of detailed information about biological assets [abstract]
Schedule of changes in the carrying value of biological assets
For the years ended	July 31, 2022	July 31, 2021
	$	$
Balance, beginning of year	14,284	7,571
Acquired on business combination	8,352	8,892
Production costs capitalized	62,489	36,156
Net increase in fair value due to biological transformation and estimates	59,665	51,499
Harvested cannabis transferred to inventory	(119,432)	(89,834)
Disposal of biological assets	(3,086)	-
Derecognized on loss of control of subsidiary (Note 15)	(6,366)	-
Balance, end of year	15,906	14,284

Schedule of significant unobservable inputs, their range of values and sensitivity analysis
Significant inputs and assumptions	Input values		An increase or decrease of 5% applied to the unobservable input would result in a change to the fair value of approximately
	July 31, 2022	July 31, 2021	July 31, 2022	July 31, 2021
Weighted average selling price Derived from actual retail prices on a per product basis using the expected Flower per plant. Which is expected to approximate future selling prices and where applicable, considering strains.	$2.73 per dried gram	$3.05 per dried gram	$1,190	$746
Yield per plant Derived from historical harvest cycle results on a per strain basis, which is expected to be harvested from plants.	82-1,307 grams per plant[1]	24-116 grams per plant	$803	$460
Post-harvest cost Derived from historical costs of production activities on a per product basis.	$0.19-$0.63 per dried gram	$0.67-$0.84 per dried gram	$303	$636

 [1] Significant increase in the estimated yield per plant due to the addition of the outdoor cultivation site acquired on the Redecan acquisition on September 1, 2022 (Note 15).